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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 10, 2001

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                               MAII Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Texas                        0-21343                   73-1347577
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                             6000 Legacy Drive, 4-E
                               Plano, Texas 75024
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     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (469) 241-9587

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ITEM 5.  OTHER EVENTS.

MAII Holdings, Inc. issued a letter to shareholders dated October 10, 2001 to update shareholders on the status and direction of the company. The letter is included in its entirety as Exhibit 99.1.


ITEM 7.  EXHIBITS.

       (c)     Exhibits.

         99.1     Letter to Shareholders dated October 10, 2001



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MAII HOLDINGS, INC.



Date:  October 10, 2001                          By:  /s/ Richard Dahlson
                                                    ----------------------------
                                                         Richard Dahlson
                                                         Secretary